Exhibit 99.1

SUPPLEMENTAL REGULATION FD DISCLOSURE

In this supplemental disclosure, “the Company” refers to Spectrum Brands, Inc. and its subsidiaries, unless the context otherwise requires or it is otherwise indicated, "LTM period" with respect to any date, refers to the last twelve month period ended on such date and "EBITDA" refers to earnings before interest, taxes, depreciation and amortization.

This Supplemental Regulation FD Disclosure contains forward-looking statements, which are based on the Company’s current expectations and involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to the Company's ability to obtain consent of its senior lenders.  Actual results may differ materially as a result of (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive purchase agreement for the sale of the Company's Global Pet Business; (2) the inability to complete the sale of the Company's Global Pet Business due to the failure to receive required regulatory or other approvals or to satisfy other conditions to the sale; (3) the risk that the proposed sale of the Company's Global Pet Business disrupts current plans and operations; (4) difficulty or unanticipated expense incurred in connection with the sale of the Company's Global Pet Business; (5) changes and developments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending; (6) changes in consumer demand for the various types of products the Company offers; (7) unfavorable developments in the global credit markets; (8) the impact of overall economic conditions on consumer spending; (9) fluctuations in commodities prices, the costs or availability of raw materials or terms and conditions available from suppliers; (10) changes in general economic conditions in the countries and regions where the Company does business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending; (11) the Company’s ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from its cost-cutting initiatives; and (12) unfavorable weather conditions and various other risks and uncertainties, including those discussed herein and those set forth in the Company’s securities filings, including the most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q.  The Company cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to the Company and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market. The Company cautions the reader that actual results could differ materially from the expectations described in the forward-looking statements.  The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this disclosure.  The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this disclosure or to reflect actual outcomes.

Sale of Global Pet Business

The Company estimates that the proposed sale of the Company's Global Pet Business to Salton Inc. and Applica Pet Products LLC would strategically reduce the Company's leverage, with a total debt reduction of $861 million, including a retirement of 42% of the term loan facilities at par and a reduction of total leverage, net of cash, from 8.4x to 7.9x, and senior leverage from 5.0x to 4.2x.

Transaction Sources and Uses

The Company estimates sources and uses for the proposed sale as follows:

Sources	Amount (in millions)	Uses	Amount (in millions)
Cash from purchaser	$692.5	Asset Based Loan Revolver Facility	$60.0
Cash from balance sheet	2.3	US Dollar Term Loan	431.5
7 3/8% Notes	124.5	Euro Term Loan	151.0
11 1/2% PIK Notes*	94.1	7 3/8% Notes	124.5
		11 1/2% PIK Notes	94.1
		Income Taxes	35.0
		Accrued Interest to senior lenders	2.3
		Fees & Expenses	15.0
Total Sources:	$913.4	Total Uses:	$913.4
* Net of accrued interest (assumes 7/31/08 close).

The Company's fees and expenses include an estimate of the consent fee which the Company expects to pay to lenders under its senior credit facilities in connection with the solicitation of consents in connection with the proposed sale.

The Company calculates net sales for the fiscal year 2007 excluding results from its Global Pet Business to be approximately $2.0 billion, which by product category may be broken down as follows: 9% Electric Personal Care, 5% Portable Lighting, 44% Consumer Batteries, 20% Lawn and Garden, 14% Electric Shaving and Grooming and 8% Household Insect Control.

Recent LTM Adjusted EBITDA Gains

LTM Adjusted EBITDA, a non-GAAP financial measure, for the second fiscal quarter of 2007 through the second fiscal quarter of 2008 was as follows:

•	Q2 2007 was $236 million
•	Q3 2007 was $241 million
•	Q4 2007 was $278 million
•	Q1 2008 was $284 million
•	Q2 2008 was $296 million

Please see the reconciliation of Adjusted EBITDA to GAAP results set forth below.

Global Batteries and Personal Care Sales Diversification

For fiscal year 2007, the Company calculated the net sales mix in its global batteries and personal care segment in Europe and Latin America as follows:

European Sales Diversification

•	Fiscal Year 2007: Total Net Sales: $607 million, 34% Remington, 3% Flashlights and 63% Batteries.

Latin America Sales Diversification

•	Fiscal Year 2007: Total Net Sales: $270 million, 9% Remington, 9% Flashlights and 82% Batteries.

Personal Grooming Trends

•	Remington Hair Care in the U.S. was the fastest growing brand in units and value in the industry as of May 31, 2008
•	The Company lowered its advertisement spending for fiscal year 2008 and improved product margins for its Remington products
•
The Company experienced significant reductions in selling, general and administrative expense spending as a result of its global realignment, which included a streamlined sales force and leveraged global research and development function

•	The Remington share of the personal grooming market in the United States is number one in units and value over the last 13 weeks through May 31, 2008

Current environment of the Company's Home and Garden Business

•	The Company's 2008 season started late. Weather patterns in the United States have been mixed with flooding and tornadoes in the midwest and continuing drought in the southeast
•	Downturn in new construction and resale markets has had a direct impact on the industry
•	The Company believes that its Home and Garden business share has been flat or increased in virtually all categories year to date
•	The Company's household insect control products are experiencing moderate growth
•	Retailers are continuing to manage inventories very tightly as in many other categories
•	Raw material input costs and freight have continued to increase this year

Pro Forma Capitalization as of 3/30/08

	Original Amount (in millions)	Original Multiple LTM Adjusted EBITDA	Pro forma Amount (in millions)	Pro forma LTM Adjusted EBITDA
$225 million Asset Based Loan Revolver	$151		$91
First Lien US Dollar Term Loan	984		552
First Lien Euro Term Loan	407		256
Capital Leases	15		15
Other Secured Debt	36		36
Total Secured Debt	$1,593	5.0x	$950	4.2x

Variable Rate Senior Subordinated Toggle Notes due 2013	$347		$253
8.5% Senior Subordinated Notes due 2013	3		3
7.375% Senior Subordinated Notes due 2015	700		576
Total Debt	$2,643	8.4x	$1,782	7.9x

Please see the reconciliation of Adjusted EBITDA to GAAP results set forth below.

Pro Forma Results

 The LTM 3/30/08 net sales mix excluding the Company's Global Pet Business is 23% personal care, 28% home and garden and 49% batteries and lights.  Total LTM 3/30/08 net sales is $2.6 billion with the Company's Global Pet Business and $2.0 billion excluding the Company's Global Pet Business.  Total reported debt as of 3/30/08 for the Company was approximately $2.6 billion or approximately $1.8 billion pro forma following the expected application of proceeds from the sale of the Company's Global Pet Business.

The Company's capital expenditures for the fiscal years 2006 and 2007 and LTM 3/30/08 were approximately $60 million, $24 million and $19 million, respectively.  Excluding results from the Company's Global Pet Business, the Company's capital expenditures for the fiscal years 2006 and 2007 and LTM 3/30/08 were approximately $47 million, $15 million and $9 million, respectively.

In determining compliance with the Company's senior credit facilities, the Company makes certain adjustments to Adjusted EBITDA.  The Company's Adjusted EBITDA as calculated for purposes of senior covenant compliance for the fiscal years 2006 and 2007 and LTM 3/30/08 were approximately $286 million, $285 million and $306 million, respectively.  Excluding results from the Company's Global Pet Business, the Company's Adjusted EBITDA as calculated for purposes of senior covenant compliance for the fiscal years 2006 and 2007 and LTM 3/30/08 were approximately $193 million, $193 million and $215 million, respectively.  Please see the reconciliation of Adjusted EBITDA and Adjusted EBIDTA as calculated for purposes of senior covenant compliance to GAAP results set forth below.

Total debt to Adjusted EBITDA (as calculated for purposes of senior covenant compliance), net of cash, for the Company for the fiscal years 2006 and 2007 and as of 3/30/08 were 7.8x, 8.3x and 8.4x, respectively.  Following the expected application of proceeds from the sale of the Company's Global Pet Business, total debt to Adjusted EBITDA (as calculated for purposes of senior covenant compliance), net of cash, for the Company as of 3/30/08 decreases from 8.4x (5.0x for senior secured debt and 3.4x for other debt) to 7.9x (4.2x for senior debt and 3.7x for other debt).

Non-GAAP Financial Measures

Within this Supplemental Regulation FD Disclosure, reference is made to Adjusted EBITDA.  Adjusted EBITDA is a metric used by the Company’s management and frequently used by the financial community which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies.  Adjusted EBIDTA as calculated for purposes of senior covenant compliance is one of the measures used for determining the Company’s debt covenant compliance.  Adjusted EBITDA can also be a useful measure of a company’s ability to service debt.  Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period.  While the Company’s management believes that adjusted EBITDA is useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results.

Reconciliation of GAAP to Adjusted EBITDA

SPECTRUM BRANDS, INC.
Adjusted EBITDA Reconciliation
for the three months ended July 2, 2006
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$14.2	$33.3	$(46.2)	$1.3

Income tax expense (benefit) - continuing operations	-	-	0.9	0.9
Interest expense	-	-	45.3	45.3
Restructuring and Related charges	3.1	11.1	-	14.2
Depreciation and Amortization	5.4	17.1	-	22.5
Brazilian IPI Credit	-	(1.7)	-	(1.7)

Adjusted EBITDA	$22.8	$59.7	$-	$82.5

Adjustments (b)	-	-	1.9	1.9

Adjusted EBITDA for senior leverage compliance	$22.8	$59.7	$1.9	$84.4

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) Reflects contractual adjustments per the Company's senior credit agreement to adjust EBITDA for senior leverage ratio calculation.

SPECTRUM BRANDS, INC.
Adjusted EBITDA Reconciliation
for the three months ended September 30, 2006
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Loss from continuing operations, net of tax	$(256.4)	$(168.7)	$(14.1)	$(439.2)

Income tax expense (benefit) - continuing operations	-	-	(32.9)	(32.9)
Interest expense	-	-	47.0	47.0
Restructuring and Related charges	3.6	25.2	-	28.8
Depreciation and Amortization	5.5	15.6	-	21.1
Goodwill and intangibles impairment	270.8	162.2	-	433.0
Brazilian IPI Credit	-	(1.7)	-	(1.7)

Adjusted EBITDA	$23.5	$32.6	$-	$56.1

Adjustments (b)	-	-	3.6	3.6

Adjusted EBITDA for senior leverage compliance	$23.5	$32.6	$3.6	$59.7

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) Reflects contractual adjustments per the Company's senior credit agreement to adjust EBITDA for senior leverage ratio calculation.

SPECTRUM BRANDS, INC.
Adjusted EBITDA Reconciliation
for the twelve months ended September 30, 2006
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Loss from continuing operations, net of tax	$(207.4)	$(73.0)	$(148.6)	$(429.1)

Income tax expense (benefit) - continuing operations	-	-	(27.2)	(27.2)
Interest expense	-	-	175.9	175.9
Restructuring and Related charges	8.6	47.5	-	56.1
Depreciation and Amortization	21.7	61.6	-	83.3
Goodwill and intangibles impairment	270.8	162.2	-	433.0
Gain on Asset Sales	-	(8.0)	-	(8.0)
Brazilian IPI Credit	-	(3.7)	-	(3.7)
Restricted Stock Amortization/Restructuring (b)	-	0.6	-	0.6
Inventory Valuation Adjustment	0.2	-	-	0.2
Prior Year Lease adjustment	-	1.6	-	1.6

Adjusted EBITDA	$93.9	$188.8	$-	$282.7

Adjustments (c)	-	-	3.7	3.7

Adjusted EBITDA for senior leverage compliance	$93.9	$188.8	$3.7	$286.4

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.

(c) Reflects contractual adjustments per the Company's senior credit agreement to adjust EBITDA for senior leverage ratio calculation.

SPECTRUM BRANDS, INC.
Adjusted EBITDA Reconciliation
for the three months ended December 31, 2006
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$13.4	$4.7	$(35.7)	$(17.6)

Income tax expense (benefit) - continuing operations	-	-	(11.2)	(11.2)
Interest expense	-	-	46.9	46.9
Restructuring and Related charges	4.5	5.0	-	9.5
Depreciation and Amortization	5.5	12.1	-	17.6
Restricted Stock Amortization/Restructuring (b)	-	0.1	-	0.1
Brazilian IPI Credit	-	(2.3)	-	(2.3)

Adjusted EBITDA	$23.4	$19.6	$-	$43.0

Adjustments (c)	-	-	1.9	1.9

Adjusted EBITDA for senior leverage compliance	$23.4	$19.6	$1.9	$44.9

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.

(c) Reflects contractual adjustments per the Company's senior credit agreement to adjust EBITDA for senior leverage ratio calculation.

SPECTRUM BRANDS, INC.
Adjusted EBITDA Reconciliation
for the three months ended April 1, 2007
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$9.8	$(208.5)	$(39.3)	$(238.1)

Income tax expense (benefit) - continuing operations	-	-	(45.9)	(45.9)
Interest expense	-	-	85.2	85.2
Restructuring and Related charges	6.5	11.4	-	17.9
Depreciation and Amortization	5.4	13.4	-	18.8
Goodwill impairment	-	214.0	-	214.0
Transaction costs - Home & Garden Business	-	3.9	-	3.9
Brazilian IPI Credit	-	(1.9)	-	(1.9)

Adjusted EBITDA	$21.7	$32.3	$-	$54.0

Adjustments (b)	-	-	1.2	1.2

Adjusted EBITDA for senior leverage compliance	$21.7	$32.3	$1.2	$55.2

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) Reflects contractual adjustments per the Company's senior credit agreement to adjust EBITDA for senior leverage ratio calculation.

SPECTRUM BRANDS, INC.
Adjusted EBITDA Reconciliation
for the three months ended July 1, 2007
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$8.7	$35.7	$(52.5)	$(8.2)

Income tax expense (benefit) - continuing operations	-	-	(6.9)	(6.9)
Interest expense	-	-	59.4	59.4
Restructuring and Related charges	5.7	25.2	-	30.9
Depreciation and Amortization	5.7	18.6	-	24.3
Restricted Stock Amortization/Restructuring (b)	-	(9.8)	-	(9.8)
Brazilian IPI Credit	-	(2.1)	-	(2.1)

Adjusted EBITDA	$20.1	$67.6	$-	$87.7

Adjustments (c)	-	-	1.5	1.5

Adjusted EBITDA for senior leverage compliance	$20.1	$67.6	$1.5	$89.2

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.

(c) Reflects contractual adjustments per the Company's senior credit agreement to adjust EBITDA for senior leverage ratio calculation.

SPECTRUM BRANDS, INC.
Adjusted EBITDA Reconciliation
for the three months ended September 30, 2007
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$14.8	$(123.7)	$(184.0)	$(292.9)

Income tax expense (benefit) - continuing operations	-	-	119.7	119.7
Interest expense	-	-	64.3	64.3
Goodwill and intangibles impairment	1.0	147.4	-	148.4
Restructuring and Related charges	5.8	33.9	-	39.7
Depreciation and Amortization	5.7	11.0	-	16.7
Restricted Stock Amortization/Restructuring (b)	-	(0.2)	-	(0.2)
Brazilian IPI Credit	-	(2.4)	-	(2.4)

Adjusted EBITDA	$27.3	$66.0	$-	$93.3

Adjustments (c)	-	-	2.3	2.3

Adjusted EBITDA for senior leverage compliance	$27.3	$66.0	$2.3	$95.6

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.

(c) Reflects contractual adjustments per the Company's senior credit agreement to adjust EBITDA for senior leverage ratio calculation.

SPECTRUM BRANDS, INC.
Adjusted EBITDA Reconciliation
for the twelve months ended September 30, 2007
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$46.8	$(291.9)	$(311.5)	$(556.7)

Income tax expense (benefit) - continuing operations	-	-	55.7	55.7
Interest expense	-	-	255.8	255.8
Restructuring and Related charges	22.4	75.6	-	98.0
Depreciation and Amortization	22.3	55.1	-	77.4
Restricted Stock Amortization/Restructuring (b)	-	(9.9)	-	(9.9)
Goodwill and intanbibles impairment	1.0	361.4	-	362.4
Transaction costs - Home & Garden Business	-	3.9	-	3.9
Brazilian IPI Credit	-	(8.7)	-	(8.7)

Adjusted EBITDA	$92.5	$185.5	$-	$278.0

Adjustments (c)	-	-	6.9	6.9

Adjusted EBITDA for senior leverage compliance	$92.5	$185.5	$6.9	$284.9

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.

(c) Reflects contractual adjustments per the Company's senior credit agreement to adjust EBITDA for senior leverage ratio calculation.

SPECTRUM BRANDS, INC.
Adjusted EBITDA Reconciliation
for the three months ended December 30, 2007
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$16.3	$15.2	$(73.6)	$(42.1)

Income tax expense (benefit) - continuing operations	-	-	16.5	16.5
Interest expense	-	-	57.1	57.1
Restructuring and Related charges	0.3	4.7	-	5.0
Depreciation and Amortization	5.5	10.7	-	16.2
Brazilian IPI Credit	-	(3.6)	-	(3.6)

Adjusted EBITDA	$22.1	$27.0	$-	$49.1

Adjustments (b)	-	-	3.7	3.7

Adjusted EBITDA for senior leverage compliance	$22.1	$27.0	$3.7	$52.8

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) Reflects contractual adjustments per the Company's senior credit agreement to adjust EBITDA for senior leverage ratio calculation.

SPECTRUM BRANDS, INC.
Adjusted EBITDA Reconciliation
for the three months ended March 30, 2008
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$14.4	$(1.9)	$(124.4)	$(111.8)

Income tax expense (benefit) - continuing operations	-	-	66.3	66.3
Interest expense	-	-	58.3	58.3
Goodwill and intangibles impairment	-	13.2	-	13.2
Restructuring and Related charges	0.8	4.6	-	5.4
Depreciation and Amortization	5.6	29.9	-	35.5
Restricted Stock Amortization/Restructuring (b)	-	-	(0.2)	(0.2)
Brazilian IPI Credit	-	(1.9)	-	(1.9)
Transaction costs - Home & Garden Business	-	1.5	-	1.5

Adjusted EBITDA	$20.8	$45.4	$-	$66.2

Adjustments (c)	-	-	2.0	2.0

Adjusted EBITDA for senior leverage compliance	$20.8	$45.4	$2.0	$68.2

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.

(c) Reflects contractual adjustments per the Company's senior credit agreement to adjust EBITDA for senior leverage ratio calculation.

(d) the reconciliation of last twelve months (LTM) adjusted EBITDA for the Global Pet Supplies operating segment as of the end of the 2nd quarter of Fiscal 2008 is as follows:

Adjusted EBITDA 3rd Quarter of Fiscal 2007	$20.1
Adjusted EBITDA 4th Quarter of Fiscal 2007	27.3
Adjusted EBITDA 1st Quarter of Fiscal 2008	22.1
Adjusted EBITDA 2nd Quarter of Fiscal 2008	20.8

LTM Adjusted EBITDA as of the end of the 2nd quarter of Fiscal 2008	$90.3

SPECTRUM BRANDS, INC.
Net Sales by Product Line
for the twelve months ended September 30, 2007
(Unaudited)
($ millions)

	NA	EURROW	LA	GBPC

Consumer batteries	275.3	382.5	223.5	881.3
Electric shaving and grooming	168.5	92.6	6.9	268.0
Electric personal care	58.2	111.8	17.1	187.1
Portable lighting	51.8	20.4	22.9	95.1

Net Sales	$553.8	$607.3	$270.4	$1,431.5

SPECTRUM BRANDS, INC.
Net Sales by Product Line
for the twelve months ended September 30, 2006
(Unaudited)
($ millions)

	NA	EURROW	LA	GBPC

Consumer batteries	283.3	378.4	199.2	860.9
Electric shaving and grooming	171.2	76.2	4.5	251.9
Electric personal care	51.3	86.7	12.5	150.5
Portable lighting	49.9	18.5	19.8	88.2

Net Sales	$555.7	$559.8	$236.0	$1,351.5

SPECTRUM BRANDS, INC.
Net Sales by Product Line
for the twelve months ended September 30, 2005
(Unaudited)
($ millions)

	NA	EURROW	LA	GBPC

Consumer batteries	314.2	467.4	186.7	968.3
Electric shaving and grooming	199.6	72.8	0.9	273.3
Electric personal care	44.2	94.5	2.4	141.1
Portable lighting	52.8	22.9	18.1	93.8

Net Sales	$610.8	$657.6	$208.1	$1,476.5